UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2018

SELECT INCOME REIT

(by: Office Properties Income Trust, as successor by merger to Select Income REIT)

(Exact Name of Registrant as Specified in Its Charter)

Maryland (Select Income REIT)

Maryland (Office Properties Income Trust)

(State or Other Jurisdiction of Incorporation)

001-35442 (Select Income REIT)	45-4071747 (Select Income REIT)
001-34364 (Office Properties Income Trust)	26-4273474 (Office Properties Income Trust)
(Commission File Number)	(IRS Employer Identification No.)

c/o Office Properties Income Trust
Two Newton Place
255 Washington Street, Suite 300,
Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to Select Income REIT.

Item 1.02.  Termination of a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

The merger, or the Merger, of us with and into GOV MS REIT, or Merger Sub, a Maryland real estate investment trust and a wholly owned subsidiary of Government Properties Income Trust, or GOV, a Maryland real estate investment trust, with Merger Sub as the surviving entity in the Merger, pursuant to the Agreement and Plan of Merger, dated as of September 14, 2018, or the Merger Agreement, by and among GOV, Merger Sub and us, was consummated and became effective at 4:01 p.m., Eastern time, on Monday, December 31, 2018.  At the effective time of the Merger, our separate existence ceased.

Pursuant to the terms set forth in the Merger Agreement, at the effective time of the Merger, GOV issued to our shareholders 1.04 common shares of beneficial interest, $.01 par value per share, of GOV for each common share of beneficial interest, $.01 par value per share, of us, or our common shares, issued and outstanding immediately prior to the effective time of the Merger (other than our common shares held by GOV or any of our or GOV’s wholly owned subsidiaries), with cash paid in lieu of fractional shares. Pursuant to the Merger Agreement, at the effective time of the Merger, any outstanding unvested common share awards under our equity compensation plan were converted into awards under GOV’s equity compensation plan, subject to substantially similar vesting requirements and other terms and conditions, of a number of GOV common shares determined by multiplying the number of our unvested common shares subject to such award by 1.04 (rounded down to the nearest whole number).

The foregoing description of the Merger Agreement is not complete and is subject to and qualified in its entirety by reference to the copy of the Merger Agreement that was previously filed as Exhibit 2.1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission, or SEC, on September 17, 2018, which is incorporated herein by reference.

Additionally, immediately prior to the effective time of the Merger, we fully repaid our obligations under, and terminated, our unsecured revolving credit facility.

Information Regarding Certain Relationships and Related Person Transactions

Prior to the effective time of the Merger, when our separate existence ceased, we had relationships and historical and continuing transactions with Office Properties Income Trust (formerly known as GOV), The RMR Group LLC, The RMR Group Inc. and others related to them.  For information about these and other such relationships, see our definitive joint proxy statement/prospectus filed on November 16, 2018, as supplemented from time to time, or the Joint Proxy Statement/Prospectus, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, or our Quarterly Report, our Annual Report on Form 10-K for the year ended December 31, 2017, or our Annual Report, our definitive Proxy Statement for our 2018 Annual Meeting of Shareholders, or our Proxy Statement, and our other filings with the SEC, including the sections captioned “Summary—Interests of GOV and SIR Trustees, Executive Officers and Manager in the Merger and the Other Transactions” and “The Merger—Interests of GOV and SIR Trustees, Executive Officers and Manager in the Merger and the Other Transactions,” of the Joint Proxy Statement/Prospectus, Notes 12 and 13 to our condensed consolidated financial statements included in our Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report, Notes 13 and 14 to our consolidated financial statements included in our Annual Report and the sections captioned “Business,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report and the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers included in our Proxy Statement. In addition, see the sections captioned “Risk Factors” of the Joint Proxy Statement/Prospectus and of our Annual Report for a description of risks that may arise as a result of these and other related person transactions and relationships. Our filings with the SEC and copies of certain of our agreements with these related persons are available as exhibits to our filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, we notified The Nasdaq Stock Market LLC, or Nasdaq, of the effective time of the Merger and requested that Nasdaq (i) suspend trading of the SIR common shares on Nasdaq after the close of trading on Monday, December 31, 2018 and (ii) file with the SEC a notification of removal from listing on Form 25 to delist the SIR common shares from Nasdaq and deregister SIR common shares under Section 12(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act.  After the filing of the Form 25, SIR common shares will no longer be listed on Nasdaq.  Additionally, we will file a certification on Form 15 with the SEC to cause our reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03.  Material Modification to Rights of Security Holders.

The information set forth in Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.  Changes in Control of Registrant.

At the effective time of the Merger and pursuant to the Merger Agreement, we merged with and into Merger Sub, with Merger Sub as the surviving entity and a wholly owned subsidiary of GOV.  The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger and pursuant to the Merger Agreement, all of the members of our board of trustees ceased serving in such capacity. Their departures were not due to any disagreement with us regarding any matter related to our operations, policies or practices.

In addition, at the effective time of the Merger, each of our executive officers (David M. Blackman, President and Chief Executive Officer, and Jeffrey C. Leer, Chief Financial Officer and Treasurer) ceased serving in such positions.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger and pursuant to the Merger Agreement, the declaration of trust and the bylaws of Merger Sub became the declaration of trust and the bylaws of the surviving entity in the Merger.

Immediately after the Merger became effective, (i) Merger Sub merged with and into GOV, with GOV as the surviving entity and Merger Sub’s separate existence ceased and (ii) then GOV changed its name to Office Properties Income Trust, changed its ticker symbol on Nasdaq to “OPI” and effected a reverse share split of its common shares of beneficial interest, pursuant to which every four OPI common shares were converted into one OPI common share.  As a result of the foregoing, the declaration of trust and bylaws of OPI (formerly known as GOV) became the declaration of trust and bylaws of the surviving entity.  The declaration of trust and bylaws of OPI are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

2.1

Agreement and Plan of Merger, dated as of September 14, 2018, among Government Properties Income Trust, GOV MS REIT and Select Income REIT. (Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Select Income REIT on September 17, 2018.)

3.1

Composite Copy of Amended and Restated Declaration of Trust of Office Properties Income Trust, dated June 8, 2009, as amended to date. (Incorporated by reference to Exhibit 3.3 of the Current Report on Form 8-K filed by Office Properties Income Trust on December 31, 2018.)

3.2

Amended and Restated Bylaws of Office Properties Income Trust, adopted December 31, 2018. (Incorporated by reference to Exhibit 3.5 of the Current Report on Form 8-K filed by Office Properties Income Trust on December 31, 2018.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By: OFFICE PROPERTIES INCOME TRUST (formerly known as Government Properties Income Trust)
as successor by merger to Select Income REIT

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Chief Financial Officer and Treasurer

Dated:  December 31, 2018